UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2012

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Denny's Corporation (the "Company") was held on May 16, 2012. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the ten director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's registered public accounting firm for 2012, (3) adopted the advisory resolution approving the compensation of the Company's named executive officers, and (4) approved the Denny's Corporation 2012 Omnibus Incentive Plan.

The voting results were as follows:

(1) The election of ten (10) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Gregg R. Dedrick	77,357,187	76,018	37,221	7,686,918
George W. Haywood	77,348,130	85,225	37,071	7,686,918
Brenda J. Lauderback	77,296,641	136,914	36,871	7,686,918
Robert E. Marks	77,245,624	187,231	37,571	7,686,918
John C. Miller	77,355,990	76,865	37,571	7,686,918
Louis P. Neeb	77,349,532	83,773	37,121	7,686,918
Donald C. Robinson	77,355,581	77,524	37,321	7,686,918
Debra Smithart-Oglesby	69,162,233	8,271,322	36,871	7,686,918
Laysha Ward	77,338,036	95,168	37,222	7,686,918
F. Mark Wolfinger	72,981,547	4,453,808	35,071	7,686,918

(2) A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of Denny's Corporation and its subsidiaries for the year ending December 26, 2012:

For	Against	Abstain
84,820,976	321,434	14,934

(3) A proposal to approve, on an advisory basis, the executive compensation of the Company:

For	Against	Abstain	Broker Non-Votes
68,757,149	266,784	8,446,493	7,686,918

(4) A proposal to approve the Denny's Corporation 2012 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
65,284,993	12,120,607	64,826	7,686,918

Item 8.01    Other Events.

On May 18, 2012, Denny’s Corporation (the “Company”) issued a press release announcing that its Board of Directors has approved a new share repurchase program authorizing the Company to repurchase up to another 6 million shares of its common stock, in addition to repurchases previously authorized. The Company also announced that, as of May 17, 2012, it has approximately 1.6 million shares remaining in its current 6 million share stock repurchase program announced April 4, 2011. A copy of the press release is attached as Exhibit 99.1 to this Current Report Form 8-K and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 -- Press Release of Denny’s Corporation dated May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 18, 2012	/s/ F. Mark Wolfinger
F. Mark Wolfinger
Executive Vice President,
Chief Administrative Officer and
Chief Financial Officer